UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2005

GREENE COUNTY BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Federal    0-25165   14-1809721
        (State or Other Jurisdiction                   (Commission File No.)          (I.R.S. Employer
             of Incorporation)                                                                           Identification No.)

302 Main Street, Catskill NY                                                                                    12414
(Address of Principal Executive Offices)         (Zip Code)

Registrant’s telephone number, including area code:        (518) 943-2600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On November 29, 2005, the Board of Directors of Greene County Bancorp, Inc. (the “Company”) appointed Martin C. Smith as Chairman of the Board of the Company. Mr. Smith also was appointed Chairman of the Board of the Company’s affiliates, The Bank of Greene County (the “Bank”), Greene County Commercial Bank and Greene County Bancorp, MHC. Mr. Smith also was appointed Chairman of the Board of The Bank of Greene County Charitable Foundation, which was formed at the time of the mutual holding company reorganization of the Bank in 1998.

Mr. Smith succeeds Walter Ingalls, who will reach mandatory retirement age in October 2007. A press release with additional details is included as Exhibit 99.1.

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Exhibit No.   Description

                  99    Press release dated November 29, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GREENE COUNTY BANCORP, INC.

DATE: November 29, 2005                                            By: /s/ J. Bruce Whittaker
      J. Bruce Whittaker
      President and Chief Executive Officer

Exhibit 99.1

Release Date:  Nov. 29, 2005

Contact:            J. Bruce Whittaker, Pres.

Phone:               518.943.2600

Greene County Bancorp Elects New Chairman

Catskill, NY - Martin C. Smith of Catskill has been elected Chairman of the Board of Greene County Bancorp, Inc. (the Company), and its affiliates, including The Bank of Greene County, Greene County Commercial Bank, Greene County Bancorp, MHC and The Bank of Greene County Charitable Foundation.

He succeeds Walter Ingalls, who first joined the Catskill Savings and Loan Assn. as a Director in 1966, and its successor, Greene County Saving Bank in 1974, being named Chairman of the Board in 1992. Mr. Ingalls then served as the first Chairman of the Board of the Company and its affiliates upon the Bank’s reorganization and conversion to a stock organization in 1998, and he will reach mandatory retirement age in October, 2007.

Mr. Smith was, for many years, the owner of R.E. Smith Fuel Co. in Catskill. He currently is a consultant to Main Brothers Oil Co., Inc. of Albany. He is active in community affairs and has been a member of the Columbia-Greene Community College Board of Trustees for many years.

A graduate of Rutgers University with a BA in Political Science, he also served with the U.S. Army from 1965-69 attaining the rank of Captain, and served a tour of duty in Vietnam.

Mr. Smith was first elected a Director of Greene County Savings Bank in 1993, and joined the Board of the Company and its affiliates upon the conversion in 1998.

The Company, through its affiliates, operates retail banking offices in Catskill, Coxsackie, Cairo, Greenville, Tannersville, Westerlo and Hudson.

(End)